UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

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AKESIS PHARMACEUTICALS, INC.

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AKESIS PHARMACEUTICALS, INC.

888 Prospect Street, Suite 320

La Jolla, CA 92037

April 28, 2008

To Our Stockholders:

You are cordially invited to attend the 2008 annual meeting of stockholders of Akesis Pharmaceuticals, Inc., which will be held on Friday, June 13, 2008, at 9:00 a.m. Pacific Time, at the offices of our outside corporate counsel, Paul, Hastings, Janofsky & Walker LLP, located at 3579 Valley Centre Drive, San Diego, CA 92130.

The matters to be considered at the annual meeting are described in detail the attached meeting notice and proxy statement. These matters include:

(i)	The election of Kevin J. Kinsella, Carl LeBel, Ph.D., Jay B. Lichter, Ph.D., Kevin R. Sayer and John F. Steel to serve as members of our Board of Directors for a term of one year or until their respective successors are duly elected and qualified;

(ii)	The ratification of Swenson Advisors, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

(iii)	Such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Stockholders of record as of April 28, 2008 may vote at the annual meeting. Whether or not you plan to attend the annual meeting, we ask that you please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. As described in greater detail in the proxy statement, returning the proxy card does not deprive you of your right to attend the annual meeting and to vote your shares in person.

In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us to further solicit proxies.

We thank you for your continued participation in the affairs of Akesis and look forward to seeing you at the annual meeting.

Sincerely,

/s/ Jay B. Lichter

Jay B. Lichter, Ph.D.

President and Chief Executive Officer

AKESIS PHARMACEUTICALS, INC.

888 Prospect Street, Suite 320

La Jolla, CA 92037

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Friday, June 13, 2008

TO THE STOCKHOLDERS:

The 2008 annual meeting of stockholders of Akesis Pharmaceuticals, Inc., a Nevada corporation (“Akesis” or the “Company”), will be held at the offices of our outside corporate counsel, Paul Hastings Janofsky & Walker LLP, located at 3579 Valley Centre Drive, San Diego, California 92130 on Friday, June 13, 2008, at 9:00 a.m. Pacific Time, for the following purposes, each of which is described in greater detail in the accompanying proxy statement:

1.	Proposal No. 1: To elect Kevin J. Kinsella, Carl LeBel, Ph.D., Jay B. Lichter, Ph.D., Kevin R. Sayer and John F. Steel to serve as members of our Board of Directors for a term of one year or until their respective successors are duly elected and qualified;

2.	Proposal No. 2: To ratify the appointment of Swenson Advisors, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	To consider and transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

The Board has fixed April 28, 2008 as the record date for the determination of the stockholders entitled to receive notice of, and to vote at, the annual meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof.

In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us to further solicit proxies.

By Order of the Board of Directors,

/s/ John T. Hendrick

John T. Hendrick

Secretary

La Jolla, California

April 28, 2008

IMPORTANT

You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder prior to the annual meeting.

AKESIS PHARMACEUTICALS, INC.

888 Prospect Street, Suite 320

La Jolla, CA 92037

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, JUNE 13, 2008

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Akesis Pharmaceuticals, Inc. (“Akesis” or the “Company”) sent you this proxy statement and the enclosed proxy card because our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2008 annual meeting of stockholders. You are invited to attend the annual meeting to vote in person on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card to indicate your vote with respect to each of the proposals described in this proxy statement.

The Company intends to mail this proxy statement and accompanying proxy card on or about May 5, 2008 to all stockholders entitled to vote at the annual meeting and requests that all stockholders voting by proxy return their completed proxy cards to the Company by no later than three business days prior to the date of the annual meeting.

What am I voting on?

There are two matters scheduled for a vote at the annual meeting:

•

Proposal No. 1: The election of Kevin J. Kinsella, Carl LeBel, Ph.D., Jay B. Lichter, Ph.D., Kevin R. Sayer and John F. Steel to serve as members of our Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

•	Proposal No. 2: The ratification of Swenson Advisors, LLP (“Swenson Advisors”) as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2008.

Each of these proposals, as well as the recommendation of the Board with respect to each of the proposals, is described in greater detail elsewhere in this proxy statement.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 28, 2008 will be entitled to vote at the annual meeting. On this record date, there were 24,933,826 shares of our common stock outstanding and entitled to vote.

Am I a stockholder of record for purposes of the annual meeting?

If, on April 28, 2008, your shares were registered directly in your name with the Company’s transfer agent, Standard Registrar & Transfer Co., Inc., then you are a stockholder of record for purposes of the annual meeting.

What if my shares are held in an account at a brokerage firm, bank or dealer?

If, on April 28, 2008, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

How do I vote?

With respect to the election of directors, you may either vote “for” each of the nominees proposed by the Board or you may abstain from voting for any particular nominee(s). For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting altogether. Whether you are a stockholder of record or the beneficial owner of shares held in “street name,” the procedures for voting are fairly straightforward, as described below:

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the annual meeting, where you will be given a ballot to vote on each of the proposals. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. So long as you return your signed proxy card to us before the annual meeting, your shares will be voted as you have directed on the card. The Company requests that all stockholders voting by proxy return their completed proxy cards to the Company by no later than three business days prior to the date of the annual meeting.

Beneficial Owner: Shares Held in “Street Name”

If you are a beneficial owner of shares held in “street name,” you should have received a proxy card and voting instructions with these proxy materials from the organization holding your account. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote in person at the annual meeting. However, to vote in person, you must obtain a valid proxy from the organization holding your account and present it to the inspector of elections at the annual meeting. Please refer to the instructions from that organization included with these proxy materials if you wish to obtain a proxy.

Regardless of how your shares are held and whether or not you plan to attend the annual meeting, the Company encourages you to vote by proxy to ensure that your vote is counted. Please note that you may still attend the annual meeting and vote in person even if you have already voted by proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “for” and (with respect to proposals other than the election of directors) “against” votes, abstentions and “broker non-votes”. A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Abstentions and broker non-votes will be counted towards the presence or absence of a quorum but will not be counted towards the affirmative vote total for any proposal.

How many votes are needed to approve each proposal?

The number of votes needed to approve each proposal is as follows:

•

Proposal No. 1: The election of the directors contemplated by Proposal No. 1 will be decided by a plurality of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote.

•

Proposals No. 2: To be approved, Proposal No. 2 must receive a “for” vote from the majority of the shares present at the meeting or represented by proxy. Abstentions will have the same effect as “against” votes, but broker non-votes will have no effect.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock of the Company that you owned as of April 28, 2008.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are present at the meeting or represented by proxy. On the record date, there were 24,933,826 shares outstanding and entitled to vote. Accordingly, 12,466,914 shares must be present at the meeting or represented by proxy in order to establish a proper quorum to enable the Company to conduct a vote on each of the proposals at the annual meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy card or vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting or represented by proxy may adjourn the meeting to another date.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted at the annual meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “for” the election of each of the nominees for director and “for” the other proposal described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using his best judgment.

Can I change my vote after submitting my proxy?

You can change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the annual meeting. You may revoke your proxy in any one of three ways:

•

You may submit another properly completed proxy card with a later date. Please note that the Company requests that all stockholders voting by proxy return their completed proxy cards to the Company by no later than three business days prior to the date of the annual meeting.

•

You may send a written notice that you are revoking your proxy to the Secretary of the Company (Attn: John T. Hendrick, Akesis Pharmaceuticals, Inc., 888 Prospect Street, Suite 320, La Jolla, CA 92037). To properly revoke your proxy via written notice, this notice must be received by the Secretary of the Company by no later than the close of business on Thursday, June 12, 2008.

•

You may attend the annual meeting and vote in person. Bear in mind that simply attending the meeting will not, by itself, revoke your proxy. In addition, please remember that if you are a beneficial owner of shares held in “street name” and wish to vote in person at the annual meeting, you must obtain a valid proxy from the organization holding your account and present it to the inspector of elections at the annual meeting.

Following the commencement of voting with respect to each proposal, you may not revoke your proxy or otherwise change your vote with respect to each such proposal.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second fiscal quarter of 2008, which ends June 30, 2008.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may, however, reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, stockholder proposals must be submitted in writing by January 1, 2009 to the Secretary of the Company (Attn: John T. Hendrick, Akesis Pharmaceuticals, Inc., 888 Prospect Street, Suite 320, La Jolla, CA 92037). If you wish to nominate a director or submit any other proposal that you wish to have considered at next year’s annual meeting but not described in next year’s proxy materials, you must do so by no later than March 16, 2009.

How can I obtain additional information about the Company?

We are subject to the information and periodic reporting requirements of the Securities Exchange Act of 1934, as amended. Accordingly, we file annual, quarterly and current reports, as well as proxy statements and other information with the SEC. These periodic reports, proxy statements and other information are be available for inspection and copying at the SEC’s at public reference facilities at 100 F. Street, N.E., Room 1580, Washington, DC 20549 and via the SEC’s website located at www.sec.gov. You may also obtain copies of documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F. Street, N.E., Room 1580, Washington, DC 20549.

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 is being mailed to stockholders together with these proxy materials. In addition, interested stockholders may obtain without charge a copy of our annual report, together with financial statements and schedules, as filed with the SEC, by making a written request to Akesis Pharmaceuticals, Inc., 888 Prospect Street, Suite 320, La Jolla, CA 92037.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Background

The Board currently consists of five members. At each annual meeting of stockholders, each member of the Board is elected to serve for a term of one year or until his or her respective successor is duly elected and qualified. Accordingly, all five of the Company’s current directors are standing for re-election at the annual meeting.

Information Concerning Directors

The following table sets forth certain information regarding the Company’s current directors whose terms of office are expiring and who are standing for re-election at the annual meeting:

Name	Age
Kevin J. Kinsella	62
Carl LeBel, Ph.D.	49
Jay B. Lichter, Ph.D.	46
Kevin R. Sayer	50
John F. Steel	49

Kevin J. Kinsella currently serves as a member of our board of directors where he has served since 1998. Mr. Kinsella has been in the venture capital industry since 1983 when he founded Avalon Ventures and is currently a general partner of Avalon Ventures. From July 1999 to October 2004, Mr. Kinsella was the part-time chief executive officer of X-Ceptor Therapeutics, a biotechnology company focused on developing small molecule drugs against orphan nuclear receptors. X-Ceptor Therapeutics was purchased by Exelixis in October 2004. Mr. Kinsella has specialized in the formation, financing and development of more than 60 early stage companies, including Athena Neurosciences, Argonaut Technologies, ARIAD Pharmaceuticals, Aurora Biosciences, Caliper Technologies, GenPharm International, Neurocrine Biosciences, Onyx Pharmaceuticals, Pharmacopeia, Sequana Therapeutics, Senomyx and Vertex Pharmaceuticals. Mr. Kinsella was the founding chairman of Athena, Aurora, Landmark, Microcide, NeoRx, Onyx, Sytera, Synaptics, Vertex, X-Ceptor and Sequana. He also is an early stage investor in Ambit Biosciences, Illumina, Sytera and Vocera. Mr. Kinsella graduated from the Massachusetts Institute of Technology with a Bachelor of Science degree in Management, with minors in Electrical Engineering and Political Science. He received a Master of Arts degree in International Relations from the Johns Hopkins School of Advanced International Studies (SAIS) and did post-graduate work in political economics on a Rotary International Fellowship at the University of Stockholm, Sweden. Mr. Kinsella is a Member of the Dean’s Advisory Council for the Johns Hopkins School of Advanced International Studies. He is the largest producer of the Broadway hit, Jersey Boys for which he won the Tony Award in 2006 for Best Musical. He is a producer of the Jersey Boys Original Cast Recording CD, which won the Grammy Award and has achieved Gold Record status.

Carl LeBel, Ph.D. currently serves as a member of our board of directors where he has served since 2007. Dr. LeBel has more than 17 years of experience as a biopharmaceutical industry executive, including 14 years at Amgen Inc. where he was executive director for program management and strategic operations. His last responsibilities at Amgen included overseeing global cross-functional program activities for a late-stage development candidate in osteoporosis. He has extensive experience in conducting preclinical and clinical trial investigations in diabetes and obesity, as well as broad exposure to the international regulatory process. Prior to joining Amgen, Dr. LeBel held pharmacology/toxicology positions at Arthur D. Little Inc. and Alkermes Inc. from 1990 to 1993. He holds a B.S. in Chemistry from the University of Detroit, a Ph.D. in Biomedical Sciences/Toxicology from Northeastern University, and completed a postdoctoral fellowship in Community and Environmental Medicine at the University of California, Irvine. He is also a director at Ash Stevens Inc., a privately held active pharmaceutical ingredient contract manufacturer.

Jay Lichter, Ph.D. currently serves as our president and chief executive officer and as a member of our board of directors where he has served since 2006. Prior to joining us, Dr. Lichter served from May 2004 to July 2006 as vice president of operations and business development of Sytera, Inc., an ophthalmology pharmaceutical company that merged on July 6, 2006 with Sirion Therapeutics, Inc., which is now a wholly owned subsidiary of Sirion Holdings, Inc. Prior to being at Sytera, from February 2002 to May 2004, Dr. Lichter was executive vice president of business development for Sequenom, Inc., a public biotechnology company. Previously, from October 2000 to February 2002, Dr. Lichter served as president and chief executive officer of XenoPharm, Inc., a start-up company established with technology licensed to commercialize xenobiotic sensors. Earlier in his career, Dr. Lichter worked at both Pfizer, Inc. and Genset Corporation in various management capacities. Dr. Lichter holds a bachelor’s degree and a Ph.D. in biochemistry from the University of Illinois. He also completed post-doctoral fellowships at Yale University and Du Pont Merck Pharmaceutical Company.

Kevin R. Sayer currently serves as a member of our board of directors where he has served since 2004. Mr. Sayer also serves as a member of the board of directors of DexCom, Inc. Mr. Sayer was appointed Chief Financial Officer of BioSensors International Group, Ltd., a firm specializing in the development and commercialization of medical devices primarily used in interventional cardiology, on April 11, 2007. Biosensors International Group, Ltd. is listed on the Singapore Exchange Limited (SGX). In 2005, he served as executive vice president and chief financial officer of Specialty Labs SP, a publicly traded clinical reference laboratory services company. From 1994 to 2001, Mr. Sayer was the chief financial officer of Minimed, Inc., a publicly traded medical device company focused on diabetes management. Mr. Sayer began his career in public accountancy and from 1983 to 1994 and held various positions at Ernst & Young, LLP. He received concurrent bachelors and masters degrees in accounting and information systems from Brigham Young University in 1983. Mr. Sayer is a certified public accountant.

John F. Steel currently serves as a member of our board of directors where he has served since 1998 and previously founded and served, from January 1996 to December 1997, as the chief executive officer of our wholly owned Delaware subsidiary, Akesis Pharmaceuticals, Inc. In January 1998, Mr. Steel founded MicroIslet of Delaware, Inc., a company acquired by Microislet Inc. that is now its wholly owned subsidiary, and served as its chairman and chief executive officer from September 1998 to April 2002. From January 1987 to June 1990, Mr. Steel served as the vice president of Defined Benefit Inc., a company he founded in 1986 that provided financial services to health care professionals. From 1989 to 1994, Mr. Steel consulted to several public and private companies on business issues related to distribution of goods, services and finances through his company, Steel Management. Mr. Steel received his MBA degree with an emphasis in finance from the University of Southern California and a Bachelor of Arts degree from Dartmouth College.

There are no family relationships among any of the directors and officers of the Company. There currently are no legal proceedings, and during the past five years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any director, director nominee or executive officer of Akesis. No current disagreement exists between the Company and any of the current members of the Board regarding the operations, policies or practices of the Company. There are no material proceedings to which any of the Company’s directors, executive officers, or any of their associates, is a party adverse to the Company or has a material interest adverse to the Company. All of the nominees for election to serve on the Board were recommended for election by the Board.

Vote Required; Board Recommendation

The Board nominees will be elected by a plurality of “for” votes properly cast in person or by proxy by the holders of common stock. All shares represented by the proxies will be voted “for” the election to the Board of each nominee unless authority to vote for such nominee has been withheld in the proxy. Although each nominee has consented to serve as a director if elected, and the Company has no reason to believe that any nominee will be unable to serve as a director, if any such nominee withdraws or otherwise becomes unavailable to serve, shares represented by the proxies will be voted “for” any substitute nominee designated by the Board. Abstentions and broker non-votes will have no effect. The Board recommends that you vote all of your shares “for” the election to the Board of the nominees described in this Proposal No. 1.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee of the Board has selected Swenson Advisors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and has further directed the Company to submit this selection for ratification by the stockholders at the annual meeting. Neither the Company’s governing documents nor any applicable law require stockholder ratification of the selection of Swenson Advisors as the Company’s independent registered public accounting firm. However, the Company is submitting the selection of Swenson Advisors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Swenson Advisors. Even if the selection is ratified, however, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Swenson Advisors are expected to be present at the annual meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Summary of Certain Fees of Swenson Advisors

The following table sets forth the aggregate fees billed by Swenson Advisors for the services indicated for each of the last two fiscal years:

	Fiscal Year Ended December 31, 2007	Fiscal Year Ended December 31, 2006
Audit Fees	$88,750	$78,250
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	$88,750	$78,250

Audit Fees. Audit fees include fees relating to the audit of the Company’s financial statements for the indicated fiscal year and for the review of the Company’s interim financial statements during such fiscal year.

Audit-Related Fees. The Company was not billed by Swenson Advisors for any audit-related fees during the fiscal years ended December 31, 2007 and December 31, 2006.

Tax Fees. The Company was not billed by Swenson Advisors for any tax fees during the fiscal years ended December 31, 2007 and December 31, 2006.

All Other Fees. All other fees include fees relating to consulting services regarding the Company’s preparation for compliance with regulations of the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committee has determined the rendering of the consulting services by Swenson Advisors is compatible with maintaining the independent registered public accounting firm’s independence. Swenson Advisors did not perform or bill for any other fees during the fiscal years ended December 31, 2007 and 2006.

Vote Required; Recommendation

To be approved, this Proposal No. 2 must receive a “for” vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. Abstentions will have the same effect as votes “against” Proposal No. 2, and broker non-votes will have no effect. The Board recommends a vote “for” this Proposal No. 2 to ratify the selection by the Audit Committee of Swenson Advisors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information relating to the persons who beneficially owned more than 5% of the outstanding shares of the Company’s common stock as of April 21, 2008. This information is based solely on a review by the Company of its capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Approximate Percentage of Total Voting Power (2)
Avalon Ventures VII, L.P. 888 Prospect Street, Suite 320 La Jolla, California 92037	8,773,383	(3)	33.70%
Kevin J. Kinsella c/o Akesis Pharmaceuticals, Inc. 888 Prospect Street, Suite 320 La Jolla, California 92037	11,632,658	(4)	44.63%
John F. Steel c/o Akesis Pharmaceuticals, Inc. 888 Prospect Street, Suite 320 La Jolla, California 92037	2,272,071	(5)	9.11%
SFLL Fine Family Investments Partnership, L.P. 55 East Erie Street #3305 Chicago, Illinois 60611	2,027,197	(6)	8.13%
Gary R. Keeling 400 Southpointe Boulevard Plaza One, Suite 230 Canonsburg, Pennsylvania 15317	1,755,909	(7)	7.04%

(1)	Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares shown as being beneficially owned. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and dispositive power with respect to shares.
(2)	Based on 24,933,826 shares of the Company’s common stock outstanding as of April 21, 2008.
(3)	Includes 1,102,941 shares of our common stock subject to a warrant exercisable within 60 days of April 21, 2008.
(4)	Includes: (a) 7,670,442 shares of the Company’s common stock held of record by Avalon Ventures VII, L.P.; (b) 2,834,275 shares of the Company’s common stock held by Mr. Kinsella in a trust for which Mr. Kinsella is the trustee; (c) 1,102,941 shares of the Company’s common stock subject to a warrant exercisable within 60 days of April 21, 2008 and held of record by Avalon Ventures VII, L.P.; and (d) 25,000 shares of the Company’s common stock subject to a warrant exercisable within 60 days of April 21, 2008 held by Mr. Kinsella in a trust for which Mr. Kinsella is the trustee. Mr. Kinsella is the managing member of Avalon Ventures VII GP, LLC, which acts as the general partner of Avalon Ventures VII, L.P. As a result, Mr. Kinsella may be deemed to be the beneficial owner of the shares held by Avalon Ventures VII, L.P. However, Mr. Kinsella disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.
(5)	Includes 8,750 shares of the Company’s common stock subject to a warrant exercisable within 60 days of April 21, 2008.
(6)	SFLL Fine Family Investments Partnership, L.P. filed an amended Schedule 13D with respect to our common stock on August 22, 2005. All data in this proxy statement regarding such ownership is based on such amended Schedule 13D.
(7)	Gary R. Keeling filed an amended Schedule 13D with respect to our common stock on April 14, 2005. All data in this proxy statement regarding such ownership is based on such amended Schedule 13D.

Security Ownership of Management and Directors

The following table sets forth certain information relating to the beneficial ownership of our common stock as of April 21, 2008 by: (i) each current director and nominee for director; (ii) the Company’s current chief executive officer and the other most highly compensated individual who served as an executive officer during the fiscal year ended December 31, 2007 (the “Named Executive Officers”); and (iii) all current directors, nominees for director and Named Executive Officers as a group. This information is based solely on a review by the Company of its capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below.

Name and Address of Individual	Amount and Nature of Beneficial Ownership (1)		Approximate Percentage of Total Voting Power (2)
Directors and Nominees
Kevin J. Kinsella c/o Akesis Pharmaceuticals, Inc. 888 Prospect Street, Suite 320 La Jolla, California 92037	11,632,658	(3)	44.63%
Carl LeBel, Ph.D. c/o Akesis Pharmaceuticals, Inc. 888 Prospect Street, Suite 320 La Jolla, California 92037	0		0%
Kevin R. Sayer c/o Akesis Pharmaceuticals, Inc. 888 Prospect Street, Suite 320 La Jolla, California 92037	194,444	(4)	* %
John F. Steel c/o Akesis Pharmaceuticals, Inc. 888 Prospect Street, Suite 320 La Jolla, California 92037	2,272,071	(5)	9.11%

Named Executive Officers
Jay B. Lichter, Ph.D. c/o Akesis Pharmaceuticals, Inc. 888 Prospect Street, Suite 320 La Jolla, California 92037	555,556	(6)	2.18%
John T. Hendrick c/o Akesis Pharmaceuticals, Inc. 888 Prospect Street, Suite 320 La Jolla, California 92037	257,918	(7)	1.03%
All Current Directors, Nominees and Named Executive Officers as a group (6 persons)	14,912,647	(8)	55.17%

*	Less than one percent.
(1)	Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares shown as being beneficially owned. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares.
(2)	Based on 24,933,826 shares of the Company’s common stock outstanding as of April 21, 2008.
(3)

Includes: (a) 2,834,275 shares of the Company’s common stock beneficially held by Mr. Kinsella in a trust for which Mr. Kinsella is the trustee; (b) 25,000 shares of the Company’s common stock subject to a warrant exercisable within 60 days of April 30, 2008 and beneficially held by Mr. Kinsella in such trust; (c) 7,670,442 shares of the Company’s common stock held by Avalon Ventures VII, L.P.; and (d) 1,102,941 shares of the Company’s common stock subject to a warrant exercisable within 60 days of April 20, 2007 and held by Avalon Ventures VII, L.P. Mr. Kinsella is a managing member of Avalon Ventures VII GP, LLC, which is the general partner of Avalon Ventures VII, L.P. As a result, Mr. Kinsella may be deemed to be the beneficial owner of the shares held by Avalon Ventures VII, L.P. However, Mr. Kinsella disclaims beneficial ownership of the reported securities to the extent of his pecuniary interest therein.

(4)	Includes 194,444 shares of the Company’s common stock subject to options exercisable within 60 days of April 21, 2008.
(5)	Includes 8,750 shares of the Company’s common stock subject to a warrant exercisable within 60 days of April 21, 2008.
(6)	Includes 555,556 shares of the Company’s common stock subject to options exercisable within 60 days of April 21, 2008.
(7)	Includes 211,111 shares of the Company’s common stock subject to an option exercisable within 60 days of April 21, 2008.
(8)	Includes 2,097,802 shares of the Company’s common stock subject to options and warrants exercisable within 60 days of April 21, 2008.

Information Regarding the Board and Its Committees

The Board met 7 times during the fiscal year ended December 31, 2007. Each Board member attended at least 75% of the meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member, respectively. Furthermore, it is the Company’s policy to invite each of its directors and director nominees to attend the annual meeting of stockholders. All of the then-current directors and director nominees attended the Company’s 2007 annual meeting of stockholders.

Currently, the Board has formed only one committee, which is the Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection of the Company’s independent registered public accounting firm, reviews the results and scope of audit and other services provided by the independent registered public accounting firm, reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements, and receives and considers comments from the independent registered public accounting firm on our internal controls. The Audit Committee meets with representatives from our independent registered public accounting firm on a quarterly basis, following completion of the independent registered public accounting firm’s quarterly reviews and annual audit, to review the results of its work. The Audit Committee also meets with our independent registered public accounting firm to approve the annual scope of the audit services to be performed.

The Audit Committee consists of three members—Kevin R. Sayer, Kevin J. Kinsella and John F. Steel— each of whom has been judged by the Board to be free of any relationship that would interfere with his individual exercise of independent judgment with regard to the Company. In addition, the Board has determined that Mr. Sayer qualifies as an “audit committee financial expert” as defined under the applicable rules and regulations of the SEC. The Audit Committee met 4 times during the fiscal year ended December 31, 2007. The Audit Committee charter is attached hereto as Exhibit A.

To date, the Board has not formed a separate compensation committee. Instead, the non-employee directors of the Board collectively make recommendations to the Board regarding the compensation of officers and other managerial employees. In addition, such non-employee directors administer the Company’s stock option plan and any other equity incentive plans adopted by the Company and provide disinterested administration of any employee benefit plans in which our executive officers are eligible to participate.

To date, the Board has not formed a separate nominating committee. Instead, all of the members of the Board participate in the consideration of potential nominations for election to the Board. The Board believes that this approach is appropriate because, given the relatively small size of the Board, the entire Board is capable of evaluating potential nominees and reaching an agreement with respect to whom will be nominated.

The Board has determined that each member of the Board, other than Jay B. Lichter, Ph.D., meets the criteria for qualifying as an “independent director” under the listing standards of the National Association of Securities Dealers, Inc.

Nomination of Directors

In performing its nominating function, the Board approves all nominees for membership on the Board, including the slate of director nominees to be proposed by the Board to our stockholders for election or any director nominees to be elected or appointed by the Board to fill interim director vacancies on the Board. In addition, the Board appoints directors to committees of the Board and suggests rotations for committee chairpersons as it deems desirable from time to time. If necessary, the Board will also evaluate and take action with respect to the termination of membership of individual directors in accordance with the Board’s corporate governance principles, whether for cause or other appropriate reasons (including, without limitation, as a result of changes in directors’ employment or employment status).

To be nominated or appointed, prospective Board members must be of high personal and professional integrity and ability who can contribute to the Board’s effectiveness in serving the interests of our stockholders. As a result, director nominees are expected to have considerable management experience that would be relevant to our current and expected future business directions, a track record of accomplishments and a commitment to ethical business practices. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors from time to time as it deems to be in the best interests of the Company and its stockholders.

In performing its nominating function, the Board makes a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above and the Company’s specific needs at that time. Based upon a preliminary assessment of the candidate(s), those candidates who appear best suited to meet the Company’s needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.

The Company does not have a formal policy concerning stockholder recommendations of director candidates to the Board. The absence of such a policy does not mean, however, that such recommendations will not be considered. To date, however, the Company has not received any recommendations from stockholders requesting that the Board consider a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement. Stockholders wishing to make such a recommendation of a director candidate may do so by sending a written notice to the Board, Attn: Chairman, c/o Akesis Pharmaceuticals, Inc., 888 Prospect Street, Suite 320, La Jolla, CA 92037, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

Code of Ethics

The Board has adopted a code of ethics applicable to all of our directors, officers and employees, a copy of which was included as Exhibit 14.1 to the Company’s amended annual report on Form 10-K/A filed with the SEC on April 28, 2005.

Compensation of Directors

The following table shows the compensation awarded or paid to, or earned by, the Board during the fiscal year ended December 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kevin J. Kinsella	21,000	-			-	-		21,000
Carl LeBel, Ph.D.	-	-	129,525	(1)	-	-		129,525
Kevin R. Sayer	25,500	-			-	-		25,500
John F. Steel	21,000	-			-	-		21,000

(1)	Represents an option, one-fourth of which will vest on December 17, 2008 and the remaining portion of which will vest in equal monthly installments over the three-year period commencing on December 17, 2008, to purchase up to 250,000 shares of the Company’s common stock at a price per share equal to $0.66.

Narrative Disclosure to Director Compensation Table

Effective as of November 17, 2006, the Company adopted a policy providing for the payment to each non-employee director of $3,000 per Board meeting attended in person and $1,500 per Board meeting attended telephonically. In addition, the non-employee chairperson of our Audit Committee will receive $3,000 per Audit Committee meeting attended (whether in person or telephonically), while all other non-employee members of the Audit Committee will receive $1,500 per audit committee meeting attended (whether in person or telephonically). While not considered compensation, the Company also reimburses all directors for reasonable travel-related expenses for attendance at all Board and committee meetings.

In addition, while the Company has no formal policy regarding the granting of option awards to its non-employee directors, the Board has from time to time deemed it appropriate to grant option awards to certain non-employee directors based on specific circumstances. During the fiscal year ended December 31, 2007, the Board approved one such grant (which is described in the table above) to Dr. LeBel in connection with Dr. LeBel’s agreement to join and service on the Board.

Executive Officers

The executive officers of Akesis are:

Name	Age	Position
Jay B. Lichter, Ph.D.	46	President and Chief Executive Officer
John T. Hendrick	55	Chief Financial Officer and Secretary

Jay B. Lichter, Ph.D. currently serves as our president and chief executive officer and as a member of our board of directors where he has served since 2006. Prior to joining us, Dr. Lichter served from May 2004 to July 2006 as vice president of operations and business development of Sytera, Inc., an ophthalmology pharmaceutical company that merged on July 6, 2006 with Sirion Therapeutics, Inc., which is now a wholly owned subsidiary of Sirion Holdings, Inc. Prior to being at Sytera, from February 2002 to May 2004, Dr. Lichter was executive vice president of business development for Sequenom, Inc., a public biotechnology company. Previously, from October 2000 February 2002, Dr. Lichter served as president and chief executive officer of XenoPharm, Inc., a start-up company established with technology licensed to commercialize xenobiotic sensors. Earlier in his career, Dr. Lichter worked at both Pfizer, Inc. and Genset Corporation in various management capacities. Dr. Lichter holds a bachelor’s degree and a Ph.D. in biochemistry from the University of Illinois. He also completed post-doctoral fellowships at Yale University and Du Pont Merck Pharmaceutical Company.

John T. Hendrick has served as our chief financial officer and secretary since December 2004. Prior to joining us, Mr. Hendrick monitored his private investments from 2001 until December 2004. From July 1996 to December 1999, he served as vice chairman and chief financial officer of The Cassidy Companies, Inc., one of the largest government and public affairs firms in Washington, D.C. He was also a managing director of Galway Partners, L.L.C., a Washington, D.C.-based merchant bank from July 1996 to June 2001. Prior to joining Cassidy and Galway in 1996, Mr. Hendrick was a general partner with Avalon Ventures, a San Diego-based venture capital firm, from 1987 to 1996. In addition, Mr. Hendrick also serves on the investment committee of Innova Capital, a Warsaw-based venture capital fund. Mr. Hendrick is a certified public accountant and earned a B.B.A. degree in accounting from McMurry University in 1973.

Summary Compensation Table

The following table shows the compensation awarded or paid to, or earned by, the Named Executive Officers during the fiscal years ended December 31, 2006 and December 31, 2007:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		Total ($)
Named Executive Officers
Jay B. Lichter, Ph.D. (1) President and Chief Executive Officer	2006 – 2007	20,550 – 150,000	100,000 – –	361,377 – 195,200	(2) (4)	481,927 – 345,200
John T. Hendrick Chief Financial Officer and Secretary	2006 – 2007	25,100 – 100,000	106,300 – –	36,138 – –	(3)	167,538 – 100,000

(1)	While Dr. Lichter also serves as a member of the Board, he received no additional compensation for such service during the fiscal year ended December 31, 2007.
(2)	Represents an option, which vests in equal monthly installments over the three-year period commencing on October 2, 2006, to purchase up to 500,000 shares of our common stock at a price per share equal to $0.94.
(3)	Represents an option, which vests in equal monthly installments over the three-year period commencing on October 2, 2006, to purchase up to 50,000 shares of our common stock at a price per share equal to $0.94.
(4)	Represents an option which vests in equal monthly installments over the thirty-one month period commencing on March 15, 2007, to purchase up to 500,000 shares of our common stock at a price per share equal to $0.51.

For more information regarding the individual items set forth on the table above, please refer to the section below entitled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”.

Grants of Plan-Based Awards

Name	Grant Date		Estimated Future Payouts Under Equity Incentive Plan Awards			Exercise or Base Price of Options Awarded ($/Sh)		Grant Date Fair Value of Stock and Option Awards
			Threshold (#)	Target (#)	Maximum (#)
Named Executive Officers
Jay B. Lichter, Ph.D. President and Chief Executive Officer	10/2/06 3/15/07	(1) (2)	500,000 500,000	500,000 500,000	500,000 500,000	$ $	0.94 0.51	361,377 195,200
John T. Hendrick Chief Financial Officer and Secretary	10/2/06	(3)	50,000	50,000	50,000		$0.94	36,138

(1)	Represents an option, which vests in equal monthly installments over the three-year period commencing on October 2, 2006, to purchase up to 500,000 shares of our common stock at a price per share equal to $0.94.
(2)	Represents an option which vests in equal monthly installments over the thirty-one month period commencing on March 15, 2007, to purchase up to 500,000 shares of our common stock at a price per share equal to $0.51.
(3)	Represents an option, which vests in equal monthly installments over the three-year period commencing on October 2, 2006, to purchase up to 50,000 shares of our common stock at a price per share equal to $0.94.

For more information regarding the individual items set forth on the table above, please refer to the section below entitled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

During the fiscal year ended December 31, 2006, the Company effected substantial changes in its compensation structures for management. In the fourth quarter of fiscal year 2005, the salary of John T. Hendrick was reduced to $14,400 annually. The Company engaged Jay B. Lichter, Ph.D. in 2006 to serve as the Company’s President and Chief Executive Officer. Initially, Dr. Lichter’s salary was set at an annual rate of $14,400. However, in order to provide adequate incentives for Dr. Lichter and Mr. Hendrick to perform despite their below-market salaries, the Board granted to each of Dr. Lichter and Mr. Hendrick an option to purchase shares of common stock. Dr. Lichter received an option to purchase up to 500,000 shares of common stock at a price per share equal to $0.94, while Mr. Hendrick received an option to purchase up to 50,000 shares of common stock a price per share equal to $0.94.

In November 2006, the Company consummated a private placement of shares of common stock and warrants to purchase additional shares of common stock, resulting in gross aggregate proceeds to the Company of $3,510,000. As a result of this financing, the Company increased the salaries of Dr. Lichter and Mr. Hendrick to more market appropriate levels of $150,000 and $100,000, respectively. In addition, in light of the critical roles played by Dr. Lichter and Mr. Hendrick in assisting the Company with the consummation of the private placement, the Company paid Dr. Lichter and Mr. Hendrick cash bonuses in the amounts of $100,000 and $106,300, respectively.

In March 2007, the Company entered into a License Agreement with the University of British Columbia (the “License Agreement”). Pursuant to this License Agreement, the Company obtained an exclusive license to use, commercialize and sublicense certain patented technology (and improvements thereon) relating to the treatment of diabetes and other related disorders. In recognition of Dr. Lichter’s critical importance in entering into the License Agreement, Dr. Lichter received an option to purchase up to 500,000 shares of the Company’s common stock at a price per share of $0.51.

Outstanding Option Awards at Fiscal Year-End

The following table shows information regarding outstanding option awards held by the Named Executive Officers as of the end of the fiscal year ended December 31, 2007. No stock awards of any type were outstanding as of December 31, 2007.

	Number of Securities Underlying Unexercised Options: (#)		Number of Securities Underlying Unexercised Options: (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable		Unexercisable
Named Executive Officers
Jay B. Lichter, Ph.D.	277,778	(1)	222,222	-	$0.94	10/2/16
President and Chief Executive Officer	277,778	(2)	222,222	-	$0.51	3/15/17
John T. Hendrick	183,333	(3)	16,667	-	$1.50	12/13/14
Chief Financial Officer and Secretary	27,778	(4)	22,222	-	$0.94	10/2/16

(1)	Represents an option, which vests in equal monthly installments over the three-year period commencing on October 2, 2006, to purchase up to 500,000 shares of our common stock at a price per share equal to $0.94.
(2)	Represents an option, which vests in equal monthly installments over the thirty-one month period commencing on March 15, 2007, to purchase up to 500,000 shares of our common stock at a price per share equal to $0.51.
(3)	Represents an option, one-fifth of which vested as of December 13, 2004 and the remaining portion of which vests in equal monthly installments over the four-year period commencing on December 13, 2004, to purchase up to 200,000 shares of our common stock at a price per share equal to $1.50.
(4)	Represents an option, which vests in equal monthly installments over the three-year period commencing on October 2, 2006, to purchase up to 50,000 shares of our common stock at a price per share equal to $0.94.

Option Exercises and Stock Vested Table

None of the Named Executive Officers exercised options during the fiscal year ended December 31, 2007. Likewise, none of the Named Executive Officers held any stock awards at any point during the fiscal year ended December 31, 2007.

Pension Benefits

The Company did not maintain any pension plans during the fiscal year ended December 31, 2007.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The Company did not maintain any nonqualified defined contribution plans or other nonqualified deferred compensation plans during the fiscal year ended December 31, 2007.

Report of the Audit Committee of the Board

NOTE: The material in this report is not “soliciting material”, is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The following is the report of the Audit Committee of the Board. The purpose of the Audit Committee is to monitor the Company’s system of internal accounting controls, to make recommendations to the Board regarding the selection of the Company’s independent registered public accounting firm and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the Board’s attention.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2007 with management and Swenson Advisors. In addition, the Audit Committee has discussed with Swenson Advisors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”. The Audit Committee also has received the written disclosures and the letter from Swenson Advisors as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed the independence of Swenson Advisors with that firm. The Audit Committee also considers the non-audit services provided by Swenson Advisors in order to determine that such non-audit services are compatible with Swenson Advisors’ maintaining its independence. There were no non-audit services provided by Swenson Advisors during the fiscal year ended December 31, 2007.

Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent registered public accounting firm and the Company’s management, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2007 and any amendments thereto.

Submitted by the Audit Committee:

Kevin R. Sayer, Chairman

Kevin J. Kinsella

John F. Steel

Potential Payments Upon Termination or Change in Control

The Company has entered into offer letters with each of its Named Executive Officers. Among other things, these offer letters provide that, in the event of certain change of control transactions involving the Company, the option awards granted to each of the Named Executive Officers pursuant to his respective offer will accelerate and vest in full as of immediately prior to the consummation of such change of control transaction. In addition, each offer letter provides for a reduction in the amount of any payment or benefit that would otherwise be payable to such Named Executive Officer in connection with any change of control transaction to the extent necessary to avoid the characterization of such payment or benefit as a “parachute payment” for purposes of U.S. federal income tax laws and regulations. In addition, in the event of a change of control, options granted to the Board shall fully vest and the director will have the right to exercise the options as to all of the shares of common stock subject to the options as to which the director would not otherwise be vested or exercisable.

Certain Relationships and Related Transactions

In March 2008, we consummated a private placement of shares of our common stock and a warrant to purchase additional shares of our common stock, resulting in gross aggregate proceeds to the Company of $2,000,000.70. Avalon Ventures VII, L.P. (“Avalon”) was the sole investor in the private placement and purchased 2,352,942 shares of our common stock for an aggregate purchase price of $2,000,000.70. Avalon also received a warrant to purchase up to 352,941 additional shares of our common stock.

Kevin J. Kinsella, a member of our Board, is a managing member of Avalon GP, LLC, which is the general partner of Avalon. In addition, Jay B. Lichter, our President and Chief Executive Officer and a member of our Board, is a member of an affiliate of Avalon.

All of the relationships referenced above were disclosed to or otherwise known by all of the members of the Board at the time of each private placement referenced above. In addition, and pursuant to the policy of the Board in the case of such related-party transactions, the private placement was approved by at least a majority of the disinterested members of the Board and a special committee consisting solely of disinterested members of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers and beneficial owners of more than 10% of any class of the Company’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with except that one Form 3 was not timely filed by Carl LeBel, Ph.D. and one Form 4 was not timely filed by Jay B. Lichter, Ph.D.

Stockholder Communications with the Board

Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of our stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We currently believe that these informal efforts to receive and respond to stockholder communications to the Board have proven effective in obviating the need for any formal process.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the annual meeting, a number of brokers with account holders who are Akesis stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or contact John T. Hendrick, the Secretary of the Company, at Akesis Pharmaceuticals, Inc., 888 Prospect Street, Suite 320, La Jolla, CA 92037 or via phone at (858) 454-4311. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/    JOHN T. HENDRICK

John T. Hendrick

Secretary

April 28, 2008

Annex A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

AKESIS PHARMACEUTICALS, INC.

1. PURPOSE

This Charter (“Charter”) governs the operations of the Audit Committee of the Board of Directors (the “Audit Committee” or the “Committee”) of Akesis Pharmaceuticals, Inc. (the “Company”). The purpose of the Audit Committee shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•

Assist the Board of Directors of the Company (the “Board”) in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process, (iii) the Company’s compliance with legal and regulatory requirements under applicable securities law, (iv) the independent auditors’ qualifications, independence and performance, and (v) the Company’s systems of internal accounting and financial controls;

•	Prepare a report in the Company’s annual proxy statement in accordance with the rules of the Securities and Exchange Commission (the “SEC”);

•	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

•

Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that come to its attention and that require the attention of the Board.

The Committee will cooperate with the independent auditors to, and management of the Company and the Committee will mutually cooperate to, maintain free and open communication between the Committee, independent auditors, and management of the Company. In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

2. MEMBERSHIP

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Committee will consist of at least two members of the Board of Directors. To the extent required, members of the Committee must meet the following criteria (as well as any criteria required by the SEC):

•

Each member will be an independent director, as defined in (i) the rules of the SEC, (ii) must not have participated in the preparation of the financial statements of the Company at any time during the last three years and (iii) must be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

•	Each member will be able to read and understand fundamental financial statements in accordance with the NASDAQ National Market Audit Committee requirements; and

•

At least one member will be an “audit committee financial expert” as defined by the SEC and the Company shall disclose the name of such audit committee financial expert and whether such person is independent of management in the Company’s Annual Report on Form 10-K; provided, however, in the event there is not at least one member who is an “audit committee financial expert” as defined by the

SEC, then the Committee shall direct the Company to disclose this fact in the Company’s Annual Report on Form 10-K and explain why there is no such expert.

The members of the Audit Committee shall be elected by the Board, or a committee of the Board delegated such authority, to serve until their successors shall be duly elected and qualified or until their earlier resignation. Unless a Chairperson of the Audit Committee is elected by the Board or committee thereof, as applicable, the members of the Audit Committee may designate a Chairperson by majority vote of the Audit Committee.

3. RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The Company’s independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The responsibilities of the Audit Committee shall include:

•

The sole and exclusive authority for the appointment, retention, termination, compensation and oversight of the work of the independent auditors (including the determination of appropriate qualifications of the independent auditors and the resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•

Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible);

•

Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by:

(i)	reviewing the independent auditors’ proposed scope and approach for their audit and quarterly reviews for the current year;

(ii)	obtaining quarterly representations from the independent auditors regarding relationships and services with the Company that may impact independence, and to the extent there are such relationships, monitoring and investigating them;

(iii)	reviewing the auditors’ independence, including obtaining an annual written communication delineating all the independent auditors’ relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and presenting this statement to the Board of Directors and taking or recommending to the Board appropriate action to oversee the independence of the independent auditors;

(iv)	discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and

(v)	reviewing with the independent auditors the communications required by the Sarbanes-Oxley Act of 2002, including any material alternative accounting treatments discussed with management, the methods for accounting for significant or unusual transactions and communications with management;

•

Directing the Company’s independent auditors to review (before filing with the SEC) the Company’s unaudited interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing (before release) the unaudited quarterly operating results in the Company’s quarterly earnings release;

•

Reviewing the unaudited interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•

Reviewing with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•

Discussing quarterly with the independent auditors the critical policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, together with the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and Audit Committee members, member qualifications and activities;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review (at least annually) of the Company’s risk management policies, including its investment policies;

•	Reviewing and approving in advance any proposed related party transactions;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors and to determine appropriate funding for such advisors;

•	Determine appropriate funding for the independent auditors and ordinary administrative expenses for the Committee;

•	Reviewing its own Charter, structure, processes, performance and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•

Establishing procedures for receiving, retaining and treating complaints received by the Committee regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4. MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require.

In order to foster open communication, the Audit Committee will meet separately or together with the Chief Executive Officer, the Chief Financial Officer of the Company and the Controller (or Assistant Controller) of the Company, if any, at such times as are appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter.

5. MINUTES

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

6. REPORTS

In addition to presenting the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

7. COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers, per meeting fees and fees for service as Chair of the Audit Committee. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof or as Chairman of the Board or Chair of any committee of the Board.

8. DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

FORM OF PROXY

AKESIS PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

JUNE 13, 2008

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Jay B. Lichter, Ph.D. and John T. Hendrick, and each of them, with full power of substitution as proxies and agents, in the name of the undersigned, to attend the 2008 Annual Meeting of Stockholders of Akesis Pharmaceuticals, Inc., a Nevada corporation (the “Company”), to be held at the offices of our outside corporate counsel, Paul, Hastings, Janofsky & Walker LLP, located at 3579 Valley Centre Drive, San Diego, CA 92130, on Friday, June 13, 2008, at 9:00 a.m. local time, or any adjournment or postponement thereof, and to vote the number of shares of the Company’s capital stock that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

(Continued on reverse side)

2008 Annual Meeting Proxy Card

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the election of each of the below-listed nominees to serve as members of the Board of Directors for a term of one year or until his respective successor is duly elected and qualified:

	For	Abstain
01 – Kevin J. Kinsella	☐	☐
02 – Carl LeBel, Ph.D.	☐	☐
03 – Jay B. Lichter, Ph.D.	☐	☐
04 – Kevin R. Sayer	☐	☐
05 – John F. Steel	☐	☐

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote FOR the following proposal:

To ratify the appointment of Swenson Advisors, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2008.	For ☐	Against ☐	Abstain ☐

ADDITIONAL MATTERS

The undersigned acknowledges and agrees that, in the event of any proposed adjournment of the annual meeting to permit further solicitation of proxies with respect to any of the foregoing proposals, all shares held by the undersigned will be voted FOR such adjournment. In addition, the undersigned acknowledges and agrees that each of the undersigned’s proxies named on the opposite side of this proxy card are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof in the sole discretion of such proxies.

IMPORTANT: You must sign below in order for your instructions as set forth in this proxy card to be executed.

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

Signature 1	Signature 2 (if applicable)	Date (mm/dd/yyyy)

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